UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2022 (October 6, 2022)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On October 6, 2022, Waitr Holdings Inc. (the “Company”) convened and then adjourned, without conducting any business, its 2022 Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting was called to request stockholders to consider one proposal, to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock at a ratio between one-for-five (1:5) and one-for-twenty (1:20), without reducing the authorized number of shares of Company common stock, if and when determined by the Company’s Board of Directors in its sole discretion. This proposal is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on August 23, 2022 (the “Proxy Statement”).
At the time of the Special Meeting, there was a quorum, but there were insufficient votes to approve this proposal (92,561,761 shares had voted for the proposal, representing approximately 48.5% of the issued and outstanding shares of common stock, 45,219,525 shares had voted against the proposal and 306,643 shares voted to abstain). Accordingly, the Special Meeting was adjourned and, as announced at the Special Meeting, such meeting will reconvene at 10:00 a.m. Eastern Time on October 20, 2022. To participate in the reconvened Special Meeting, visit http://www.viewproxy.com/waitrappsm/2022 to register in advance of the meeting. You may access the reconvened Special Meeting as early as 9:45 a.m. Eastern Time on October 20, 2022, using the unique join link and password provided in the confirmation email you receive after registering, as described in the Proxy Statement. During this period of adjournment, the Company will continue to solicit stockholder votes on the one proposal.
On October 6, 2022, the Company issued a press release in advance of the Special Meeting announcing that it would adjourn the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: October 6, 2022	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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